As filed with the Securities and Exchange Commission on November 14, 2005
Registration No. 333-124393

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 6 to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

INTERNATIONAL COAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1222	20-2641185
(State of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2000 Ashland Drive
Ashland, Kentucky 41101
(606) 920-7400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
William D. Campbell
Vice President, Treasurer and Secretary
International Coal Group, Inc.
2000 Ashland Drive
Ashland, Kentucky 41101
(606) 920-7400
(Name, address, including zip code, and telephone number, including area code, of agent for service)
With Copies to:

Randi L. Strudler, Esq. Jones Day 222 East 41st Street New York, New York 10017 (212) 326-3939	Kirk A. Davenport II, Esq. Latham & Watkins LLP 885 Third Avenue New York, New York 10022 (212) 906-1200
Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.     ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, check the following box.     ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
The sole purpose of this Amendment is to file exhibits to the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note and Item 16(a) of Part II of the Registration Statement. The Prospectus and Financial Statements contained in Part I of the Registration Statement and all portions of Part II other than Item 16(a) are unchanged and, accordingly, have been omitted.
Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16.     Exhibits and Financial Statement Schedules.
(a)     Exhibits

Exhibit
no.	Description of exhibit

1.1†	Form of Underwriting Agreement
2.1†	Business Combination Agreement among International Coal Group, Inc. (n/k/a ICG, Inc.), ICG Holdco, Inc. (n/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., dated as of March 31, 2005
2.2†	First Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., dated as of May 10, 2005
2.3†	Second Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., effective as of June 29, 2005
2.4†	Business Combination Agreement among International Coal Group, Inc. (n/k/a ICG, Inc.), ICG Holdco, Inc. (n/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, dated as of March 31, 2005
2.5†	First Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, dated as of May 10, 2005
2.6†	Second Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, effective as of June 29, 2005
3.1†	Amended and Restated Certificate of Incorporation of International Coal Group, Inc.
3.2†	Amended and Restated By-laws of International Coal Group, Inc.
3.3†	Form of Second Amended and Restated Certificate of Incorporation of International Coal Group, Inc.
3.4†	Form of Second Amended and Restated By-laws of International Coal Group, Inc.
4.1†	Form of certificate of International Coal Group, Inc. common stock
4.3†	Registration Rights Agreement by and between International Coal Group, Inc., WLR Recovery Fund II, L.P., Contrarian Capital Management LLC, Värde Partners, Inc., Greenlight Capital, Inc., and Stark Trading, Shepherd International Coal Holdings Inc.

Part II

Exhibit
no.	Description of exhibit

4.4†	Form of Registration Rights Agreement between International Coal Group, Inc. and certain former Anker stockholders and CoalQuest members
5.1†	Opinion of Jones Day
10.1†	Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc. (n/k/a ICG, Inc.), the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender
10.2†	First Amendment, dated as of November 30, 2004, to the Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc., the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender
10.3†	Security Agreement dated as of September 30, 2004 among ICG, LLC and the guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent
10.4†	Advisory Services Agreement effective as of October 1, 2004 between International Coal Group, LLC and W.L. Ross & Co. LLC
10.5†	Employment Agreement dated March 14, 2005 by and between Bennett K. Hatfield and International Coal Group, Inc.
10.6†	Employment Agreement dated April 25, 2005 by and between Roger L. Nicholson and International Coal Group, Inc.
10.7†	Fee Lease between Kentucky Union Company, lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of Flint Ridge Surface Mine, amended by:
(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC
10.8†	Fee Lease between Pocahontas Development Corp., lessor, and ICG East Kentucky, LLC (assigned from Sunny Ridge Enterprises, Inc.), lessee, of Blackberry Creek Surface Mine, amended by:
(a) Supplemental Lease and Agreement, dated May 26, 1998
(b) Supplemental Lease and Agreement, dated October 27, 1998
(c) Supplemental Lease and Agreement, dated November 22, 1999
(d) Supplemental Lease and Agreement, dated May 30, 2001
(e) Partial Lease and Amendment of Lease, dated August 21, 2003
(f) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG East Kentucky, LLC
10.9†	Coal Lease between N&G Holdings Company, lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of Vicco Surface Mine, amended by:
(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC
10.10†	Coal Lease between Knight-Ink Heirs, lessor, and ICG Eastern, LLC (assigned from Cherry River Coal and Coke Company), lessee, of Birch River Mine, amended by:

Part II

Exhibit
no.	Description of exhibit

(a) Partial Assignment of Lease, dated September 20, 1984, assigning to Twin River Coal Co.
(b) General Conveyance, Assignment and Transfer, dated December 8, 1988, assigning to Island Creek Coal Co.
(c) Assignment, dated December 12, 1990, assigning to Laurel Run Mining Co.
(d) Consent Letter, dated as of October 25, 1995
(e) Partial Assignment, dated October 30, 1995, assigning to East Kentucky Energy Corp.
(f) Assignment, dated October 30, 1995, assigning to East Kentucky Energy Corp.
(g) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC
10.11†	Surface Lease between NGHD Lands, et al., lessor, and ICG Eastern, LLC (assigned from Coastal Coal-West Virginia, LLC), lessee, of Birch River Mine, amended by:
(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC
10.12†	Coal Lease between NGHD Lands, et al., lessor, and ICG Eastern, LLC (assigned from Coastal Coal-West Virginia, LLC), lessee, of Birch River Mine, amended by:
(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC
10.13†	Fee Lease between M-B, LLC, lessor, and ICG Eastern, LLC (assigned from ANR Coal Development Company), lessee, of Birch River Mine, amended by:
(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC
10.14†	Fee Lease between ACIN (successor-in-interest to CSTL, LLC), lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of County Line and Rowdy Gap Mines, amended by:
(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC
10.15†	Fee Lease between Kentucky River Properties, LLC, lessor, and ICG Hazard, LLC (assigned from Shamrock Coal Company), lessee, of Rowdy Gap and Thunder Ridge Mines, amended by:
(a) Agreement of Assignment, dated July 8, 1992, assigning to Ray Coal Company, Inc.
(b) Assignment and Assumption Agreement, dated June 30, 1994, assigning to Ikerd-Bandy, Co.
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC

Part II

Exhibit
no.	Description of exhibit

10.16†	Fee Lease between Bach, et al., lessor, and ICG Hazard, LLC (assigned from Ark Land Company), lessee, of the Flint Ridge preparation plant site, amended by:
(a) Consent to Sublease, dated and effective October 28, 1982
(b) Sublease Agreement, dated and effective October 28, 1982
(c) Consent to Assignment of Lease, Estoppel Certificate and Amendment of Lease, dated October 26, 1998
(d) Assignment of Lease, dated November 25, 1998, assigning to Leslie Resources, Inc.
10.17†	Lease between Allegany Coal and Land Company, lessor, and Patriot Mining Company, Inc., lessee, of Allegany County, Maryland Mine, including:
(a) Amendment 1, dated and effective June 7, 1999
(b) Amendment 2, dated and effective August 31, 1999
(c) Amendment 3, dated and effective June 1, 2000
(d) Amendment 4, dated and effective June 1, 2001
(e) Default Letter, dated and effective May 6, 2002
(f) Letter Agreement, dated and effective May 8, 2002
10.18†	Lease between The Crab Orchard Coal and Land Company, lessor, and Anker West Virginia Mining Company, Beckley Smokeless Division (successor-in-interest to Winding Gulf Coals, Inc.), lessee, of Bay Hill Mine, including:
(a) Modification and Amendment, dated and effective December 28, 1970
(b) Second Modification and Amendment, dated and effective August 22, 1974
(c) Agreement and Partial Surrender and Release, dated and effective October 13, 1980
(d) Amendment, dated and effective January 1, 1983
(e) Amendment, dated and effective January 1, 1986
(f) Amendment, dated and effective January 1, 1991
(g) Agreement of Consent, dated and effective October 27, 1994
(h) Acceptance by Pine Valley Coal Company, Inc., dated and effective October 31, 1994
(i) Instrument of Assignment, dated October 28, 1994, effective October 31, 1994
(j) Amendment, dated and effective October 31, 1994
10.19†	Lease between Beaver Coal Corporation, lessor, and Anker West Virginia Mining Company, Beckley Smokeless Division (successor-in-interest to New River Company), lessee, of Bay Hill Mine, including:
(a) Amendment, dated and effective August 1, 1975
(b) Amendment, dated and effective August 1, 1986
(c) Amendment, dated and effective August 1, 1991
(d) Acceptance by Pine Valley Coal Company, Inc., dated and effective October 31, 1994
(e) Agreement of Consent, dated and effective October 28, 1994
(f) Instrument of Assignment, dated October 28, 1994 and effective October 31, 1994
(g) Option to Lease, dated April 1, 1995
10.20†	Lease between Douglas Coal Company, lessor, and Patriot Mining Company, Inc., lessee, of Island and Douglas Mine, including:
(a) Option to Lease, dated May 27, 1994
(b) Guarantee, dated and effective May 1994
(c) Memorandum of Lease, dated and effective September 21, 1995

Part II

Exhibit
no.	Description of exhibit

10.21†	Lease between Southern Region Industrial Realty, Inc., lessor, and Anker Virginia Mining Company, Inc. (successor-in-interest to Advantage Energy Corp.), lessee, of War Creek Mine, including:
(a) Letter Agreement, dated and effective September 9, 1997
(b) Amendment, dated and effective August 1, 2002
10.22†	Sublease between Reserve Coal Properties, sublessors, and Patriot Mining Company, sublessee, of Sycamore No. 2 Mine
10.23†	Amended and Restated Agreement for Sale and Purchase of Coal dated July 1, 1996, between Carolina Power & Light Company and ICG, LLC (assigned from Mountaineer Coal Development Company, d/b/a Marrowbone Development Company) and amended by:
(a) Letter Agreement, dated and effective July 19, 1996
(b) Amendment 1, dated July 29, 1998, effective January 1, 1998
(c) Amendment 2, dated April 19, 1999, effective January 1, 1999
(d) Letter Agreement, dated and effective March 25, 2002
(e) Letter Agreement, dated October 14, 2002, effective October 15, 2002
(f) Letter Agreement, dated and effective July 28, 2003
(g) Amendment No. 3, dated July 28, 2003, effective January 1, 2003
10.24‡	Agreement for Purchase and Sales of Coal, dated April 10, 2003 and effective January 1, 2004, between Georgia Power Company and ICG, LLC (assigned from Horizon Natural Resources Company)
10.25†	Contract for Sale and Purchase of Coal, dated July 1, 1980, between City of Springfield, Illinois and ICG, Illinois, LLC (assigned from Turis Coal Company), amended by:
(a) Amendment, dated March 4, 1986, effective January 1, 1986
(b) Second Amendment, dated April 22, 1986, effective January 1, 1986
(c) Modification, dated and effective June 8, 1987
(d) Modification, dated and effective November 4, 1988
(e) Amendment, dated and effective January 1, 1989
(f) Amendment, dated March 20, 1992, effective January 1, 1992
(g) Amendment, dated March 21, 1995, effective January 1, 1995
(h) Amendment, dated May 10, 1996, effective May 1, 1996
(i) Amendment, dated August 20, 1998, effective January 1, 1998
(j) Amendment, dated May 30, 2001, effective January 1, 2001
(k) Letter, dated October 8, 2004, assigning to ICG Illinois, LLC
10.26‡	Coal Supply Agreement, dated as of April 1, 1992, between Anker Energy and Logan Generating Company (formerly Keystone Energy Service Company, L.P.), amended by:
(a) First Amendment, effective as of September 1, 1995
(b) Second Amendment, effective as of March 15, 2002
(c) Third Amendment, effective as of October 1, 2004
(d) Coal Price Adjustment Agreement, effective as of October 1, 2004
10.27‡	Coal Sales Agreement, dated as of February 17, 2005, between Anker West Virginia Mining Company, Inc. and Allegheny Energy Supply Company, LLC and Monongahela Power Company

Part II

Exhibit
no.	Description of exhibit

10.28†	Second Amendment, dated as of June 29, 2005, to the Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc., the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender
10.29†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan
10.30†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Incentive Stock Option Agreement
10.31†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Non-Qualified Stock Option Agreement
10.32†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Restricted Share Agreement
10.33†	Form of Indemnification Agreement
11.1†	Statement regarding computation of per share earnings
21.1†	List of Subsidiaries
23.1†	Consent of Jones Day (included as part of its opinion filed as Exhibit 5.1 hereto)
23.2†	Consent of Deloitte & Touche, LLP
23.3†	Consent of Marshall Miller & Associates, Inc.
24.1†	Power of Attorney

†	Previously filed

‡	Confidential treatment requested as to certain portions that have been omitted and filed separately with the Securities and Exchange Commission.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Ashland, State of Kentucky, on November 14, 2005.

International Coal Group, Inc.

By:	/s/ Bennett K. Hatfield

Name: Bennett K. Hatfield

Title:	President, Chief Executive Officer and Director
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on November 14, 2005.

Signature	Title	Date

/s/ Bennett K. Hatfield Bennett K. Hatfield	President, Chief Executive Officer and Director (Principal Executive Officer)	November 14, 2005
/s/ William D. Campbell William D. Campbell	Vice President, Treasurer and Secretary (Principal Financial and Accounting Officer)	November 14, 2005
* Wilbur L. Ross, Jr.	Non-Executive Chairman and Director	November 14, 2005
* Jon R. Bauer	Director	November 14, 2005
* Cynthia B. Bezik	Director	November 14, 2005
* William J. Catacosinos	Director	November 14, 2005
* Marcia L. Page	Director	November 14, 2005
* Wendy L. Teramoto	Director	November 14, 2005

   *    The undersigned, pursuant to a power of attorney, executed by each of the officers and directors above and filed with the SEC herewith, by signing his name hereto, does hereby sign and deliver this Registration Statement on behalf of the persons noted above in the capacities indicated.

By:	/s/ William D. Campbell

Name: William D. Campbell

Title:	Vice President, Treasurer and Secretary

Exhibit index

1.1†	Form of Underwriting Agreement

2.1†	Business Combination Agreement among International Coal Group, Inc. (n/k/a ICG, Inc.), ICG Holdco, Inc. (n/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., dated as of March 31, 2005

2.2†	First Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., dated as of May 10, 2005

2.3†	Second Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc., effective as of June 29, 2005

2.4†	Business Combination Agreement among International Coal Group, Inc. (n/k/a ICG, Inc.), ICG Holdco, Inc. (n/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, dated as of March 31, 2005

2.5†	First Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, dated as of May 10, 2005

2.6†	Second Amendment to the Business Combination Agreement among International Coal Group, Inc. (f/k/a ICG Holdco, Inc.), ICG, Inc. (f/k/a International Coal Group, Inc.), CoalQuest Merger Sub LLC, CoalQuest Development LLC and the members of CoalQuest Development LLC, effective as of June 29, 2005

3.1†	Amended and Restated Certificate of Incorporation of International Coal Group, Inc.

3.2†	Amended and Restated By-laws of International Coal Group, Inc.

3.3†	Form of Second Amended and Restated Certificate of Incorporation of International Coal Group, Inc.

3.4†	Form of Second Amended and Restated By-laws of International Coal Group, Inc.

4.1†	Form of certificate of International Coal Group, Inc. common stock

4.3†	Registration Rights Agreement by and between International Coal Group, Inc., WLR Recovery Fund II, L.P., Contrarian Capital Management LLC, Värde Partners, Inc., Greenlight Capital, Inc., and Stark Trading, Shepherd International Coal Holdings Inc.

4.4†	Form of Registration Rights Agreement between International Coal Group, Inc. and certain former Anker stockholders and CoalQuest members

5.1†	Opinion of Jones Day

10.1†	Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc. (n/k/a ICG, Inc.), the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender

10.2†	First Amendment, dated as of November 30, 2004, to the Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc., the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender

10.3†	Security Agreement dated as of September 30, 2004 among ICG, LLC and the guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent

Exhibit index

10.4†	Advisory Services Agreement effective as of October 1, 2004 between International Coal Group, LLC and W.L. Ross & Co. LLC

10.5†	Employment Agreement dated March 14, 2005 by and between Bennett K. Hatfield and International Coal Group, Inc.

10.6†	Employment Agreement dated April 25, 2005 by and between Roger L. Nicholson and International Coal Group, Inc.

10.7†	Fee Lease between Kentucky Union Company, lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of Flint Ridge Surface Mine, amended by:
(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC

10.8†	Fee Lease between Pocahontas Development Corp., lessor, and ICG East Kentucky, LLC (assigned from Sunny Ridge Enterprises, Inc.), lessee, of Blackberry Creek Surface Mine, amended by:
(a) Supplemental Lease and Agreement, dated May 26, 1998
(b) Supplemental Lease and Agreement, dated October 27, 1998
(c) Supplemental Lease and Agreement, dated November 22, 1999
(d) Supplemental Lease and Agreement, dated May 30, 2001
(e) Partial Lease and Amendment of Lease, dated August 21, 2003
(f) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG East Kentucky, LLC

10.9†	Coal Lease between N&G Holdings Company, lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of Vicco Surface Mine, amended by:

(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC

10.10†	Coal Lease between Knight-Ink Heirs, lessor, and ICG Eastern, LLC (assigned from Cherry River Coal and Coke Company), lessee, of Birch River Mine, amended by:

(a) Partial Assignment of Lease, dated September 20, 1984, assigning to Twin River Coal Co.
(b) General Conveyance, Assignment and Transfer, dated December 8, 1988, assigning to Island Creek Coal Co.
(c) Assignment, dated December 12, 1990, assigning to Laurel Run Mining Co.
(d) Consent Letter, dated as of October 25, 1995
(e) Partial Assignment, dated October 30, 1995, assigning to East Kentucky Energy Corp.
(f) Assignment, dated October 30, 1995, assigning to East Kentucky Energy Corp.
(g) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC

10.11†	Surface Lease between NGHD Lands, et al., lessor, and ICG Eastern, LLC (assigned from Coastal Coal-West Virginia, LLC), lessee, of Birch River Mine, amended by:

(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC

10.12†	Coal Lease between NGHD Lands, et al., lessor, and ICG Eastern, LLC (assigned from Coastal Coal-West Virginia, LLC), lessee, of Birch River Mine, amended by:

(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC

Exhibit index

10.13†	Fee Lease between M-B, LLC, lessor, and ICG Eastern, LLC (assigned from ANR Coal Development Company), lessee, of Birch River Mine, amended by:
(a) Lease and Sublease Agreement, dated March 14, 2001
(b) Memorandum of Lease and Sublease Agreement, dated June 1, 2001
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Eastern, LLC

10.14†	Fee Lease between ACIN (successor-in-interest to CSTL, LLC), lessor, and ICG Hazard, LLC (assigned from Leslie Resources, Inc.), lessee, of County Line and Rowdy Gap Mines, amended by:

(a) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC

10.15†	Fee Lease between Kentucky River Properties, LLC, lessor, and ICG Hazard, LLC (assigned from Shamrock Coal Company), lessee, of Rowdy Gap and Thunder Ridge Mines, amended by:

(a) Agreement of Assignment, dated July 8, 1992, assigning to Ray Coal Company, Inc.
(b) Assignment and Assumption Agreement, dated June 30, 1994, assigning to Ikerd-Bandy, Co.
(c) Assignment of Real Property Agreements, dated September 30, 2004, assigning to ICG Hazard, LLC

10.16†	Fee Lease between Bach, et al., lessor, and ICG Hazard, LLC (assigned from Ark Land Company), lessee, of the Flint Ridge preparation plant site, amended by:

(a) Consent to Sublease, dated and effective October 28, 1982
(b) Sublease Agreement, dated and effective October 28, 1982
(c) Consent to Assignment of Lease, Estoppel Certificate and Amendment of Lease, dated October 26, 1998
(d) Assignment of Lease, dated November 25, 1998, assigning to Leslie Resources, Inc.

10.17†	Lease between Allegany Coal and Land Company, lessor, and Patriot Mining Company, Inc., lessee, of Allegany County, Maryland Mine, including:

(a) Amendment 1, dated and effective June 7, 1999
(b) Amendment 2, dated and effective August 31, 1999
(c) Amendment 3, dated and effective June 1, 2000
(d) Amendment 4, dated and effective June 1, 2001
(e) Default Letter, dated and effective May 6, 2002
(f) Letter Agreement, dated and effective May 8, 2002

10.18†	Lease between The Crab Orchard Coal and Land Company, lessor, and Anker West Virginia Mining Company, Beckley Smokeless Division (successor-in-interest to Winding Gulf Coals, Inc.), lessee, of Bay Hill Mine, including:

(a) Modification and Amendment, dated and effective December 28, 1970
(b) Second Modification and Amendment, dated and effective August 22, 1974
(c) Agreement and Partial Surrender and Release, dated and effective October 13, 1980
(d) Amendment, dated and effective January 1, 1983
(e) Amendment, dated and effective January 1, 1986
(f) Amendment, dated and effective January 1, 1991
(g) Agreement of Consent, dated and effective October 27, 1994
(h) Acceptance by Pine Valley Coal Company, Inc., dated and effective October 31, 1994
(i) Instrument of Assignment, dated October 28, 1994, effective October 31, 1994
(j) Amendment, dated and effective October 31, 1994

Exhibit index

10.19†	Lease between Beaver Coal Corporation, lessor, and Anker West Virginia Mining Company, Beckley Smokeless Division (successor-in-interest to New River Company), lessee, of Bay Hill Mine, including:
(a) Amendment, dated and effective August 1, 1975
(b) Amendment, dated and effective August 1, 1986
(c) Amendment, dated and effective August 1, 1991
(d) Acceptance by Pine Valley Coal Company, Inc., dated and effective October 31, 1994
(e) Agreement of Consent, dated and effective October 28, 1994
(f) Instrument of Assignment, dated October 28, 1994 and effective October 31, 1994
(g) Option to Lease, dated April 1, 1995

10.20†	Lease between Douglas Coal Company, lessor, and Patriot Mining Company, Inc., lessee, of Island and Douglas Mine, including:

(a) Option to Lease, dated May 27, 1994
(b) Guarantee, dated and effective May 1994
(c) Memorandum of Lease, dated and effective September 21, 1995

10.21†	Lease between Southern Region Industrial Realty, Inc., lessor, and Anker Virginia Mining Company, Inc. (successor-in-interest to Advantage Energy Corp.), lessee, of War Creek Mine, including:

(a) Letter Agreement, dated and effective September 9, 1997
(b) Amendment, dated and effective August 1, 2002

10.22†	Sublease between Reserve Coal Properties, sublessors, and Patriot Mining Company, sublessee, of Sycamore No. 2 Mine

10.23†	Amended and Restated Agreement for Sale and Purchase of Coal dated July 1, 1996, between Carolina Power & Light Company and ICG, LLC (assigned from Mountaineer Coal Development Company, d/b/a Marrowbone Development Company) and amended by:

(a) Letter Agreement, dated and effective July 19, 1996
(b) Amendment 1, dated July 29, 1998, effective January 1, 1998
(c) Amendment 2, dated April 19, 1999, effective January 1, 1999
(d) Letter Agreement, dated and effective March 25, 2002
(e) Letter Agreement, dated October 14, 2002, effective October 15, 2002
(f) Letter Agreement, dated and effective July 28, 2003
(g) Amendment No. 3, dated July 28, 2003, effective January 1, 2003

10.24‡	Agreement for Purchase and Sales of Coal, dated April 10, 2003 and effective January 1, 2004, between Georgia Power Company and ICG, LLC (assigned from Horizon Natural Resources Company)

10.25†	Contract for Sale and Purchase of Coal, dated July 1, 1980, between City of Springfield, Illinois and ICG, Illinois, LLC (assigned from Turis Coal Company), amended by:

(a) Amendment, dated March 4, 1986, effective January 1, 1986
(b) Second Amendment, dated April 22, 1986, effective January 1, 1986
(c) Modification, dated and effective June 8, 1987
(d) Modification, dated and effective November 4, 1988
(e) Amendment, dated and effective January 1, 1989
(f) Amendment, dated March 20, 1992, effective January 1, 1992
(g) Amendment, dated March 21, 1995, effective January 1, 1995
(h) Amendment, dated May 10, 1996, effective May 1, 1996
(i) Amendment, dated August 20, 1998, effective January 1, 1998
(j) Amendment, dated May 30, 2001, effective January 1, 2001
(k) Letter, dated October 8, 2004, assigning to ICG Illinois, LLC

Exhibit index

10.26‡	Coal Supply Agreement, dated as of April 1, 1992, between Anker Energy and Logan Generating Company (formerly Keystone Energy Service Company, L.P.), amended by:

(a) First Amendment, effective as of September 1, 1995

(b) Second Amendment, effective as of March 15, 2002
(c) Third Amendment, effective as of October 1, 2004
(d) Coal Price Adjustment Agreement, effective as of October 1, 2004

10.27‡	Coal Sales Agreement, dated as of February 17, 2005, between Anker West Virginia Mining Company, Inc. and Allegheny Energy Supply Company, LLC and Monongahela Power Company

10.28†	Second Amendment, dated as of June 29, 2005, to the Amended and Restated Credit Agreement dated as of November 5, 2004 among ICG, LLC, as Borrower, International Coal Group Inc., the guarantors party thereto, UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, and UBS Loan Finance, LLC, as Swingline Lender

10.29†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan

10.30†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Incentive Stock Option Agreement

10.31†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Non-Qualified Stock Option Agreement

10.32†	International Coal Group, Inc. 2005 Equity and Performance Incentive Plan: Restricted Share Agreement

10.33†	Form of Indemnification Agreement

11.1†	Statement regarding computation of per share earnings

21.1†	List of Subsidiaries

23.1†	Consent of Jones Day (included as part of its opinion filed as Exhibit 5.1 hereto)

23.2†	Consent of Deloitte & Touche, LLP

23.3†	Consent of Marshall Miller & Associates, Inc.

24.1†	Power of Attorney

†	Previously filed

‡	Confidential treatment requested as to certain portions that have been omitted and filed separately with the Securities and Exchange Commission.